Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Avalon Holdings Corporation (the “registrant”) on Form 10-K for the year ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. (a) 1350, as adopted pursuant to (a) 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Bryan P. Saksa

Bryan P. Saksa

Chief Financial Officer

March 10, 2022